SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 9, 2004

Date of Report (Date of Earliest Event Reported)

INSIGHTFUL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	02-020992	04-2842217

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1700 Westlake Avenue North, #500, Seattle, Washington		98109-3044

(Address of Principal Executive Offices)		(Zip Code)

(206) 283-8802

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results of Operations and Financial Condition

     On September 9, 2004, Insightful Corporation issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1 Press Release dated September 9, 2004, announcing Insightful Corporation’s financial results for the quarter ended June 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

September 9, 2004	By:	/s/Rich Barber

Rich Barber
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 9, 2004, announcing Insightful Corporation’s financial results for the quarter ended June 30, 2004.